This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. 1 Investor Presentation As of August 18, 2023

Overview of WaFd Bank 2 • Established in 1917; IPO in 1982 • Washington State Charter Commercial Bank – WA DFI, FDIC, FRB, CFPB Regulated • Headquartered in Seattle, WA; is the second largest bank headquartered in the Pacific Northwest • 199 branches across 8 western states • Full-service consumer & commercial bank • Strong capital, high asset quality, consistent results • Portfolio mortgage lender • Profitable every year since 1965 • Interest rate risk management – well controlled • 162 consecutive quarterly cash dividends • 12,601% Total shareholder return since IPO Total Assets $22.6Bn Total Loans $17.4Bn Total Deposits $16.1Bn Stockholder Equity $2.4Bn Efficiency Ratio 51.9% 1 As of or for the quarter-ended 6/30/2023 Overview Geographic Overview Company Highlights1 2

WaFd Bank Executive Management Committee 3 Kelli Holz SEVP Chief Financial Officer Brent Beardall President and Chief Executive Officer 3 Ryan Mauer EVP Chief Credit Officer Cathy Cooper EEVP Chief Consumer Banker Kim Robison EVP Chief Operating Officer James Endrizzi EVP Chief Commercial Banker

4 WaFd Bank Demographics Our markets are among the most desirable in the US and create a foundation for loan growth without excessive risk State Number of Branches Company Deposits in Market ($000) Deposit Market Share (%) Percent of National Franchise (%) Total Population 2023 (Actual) Population Change 2010-2023 (%) Projected Population Change 2023-2028 (%) Median HH Income 2023 ($) Projected HH Income Change 2023-2028 (%) Washington 71 7,505,777 3.06 43.9 7,863,719 16.94 4.33 89,976 15.87 Oregon 36 2,810,153 2.68 19.2 4,295,710 12.13 3.45 75,279 15.18 Arizona 28 1,605,868 0.74 10.3 7,380,760 15.47 3.76 71,447 16.88 New Mexico 19 1,453,424 2.93 8.2 2,120,216 2.96 0.74 58,342 13.27 Idaho 22 1,047,730 2.47 6.9 1,941,205 23.83 5.79 68,632 14.75 Utah 9 837,696 0.70 4.8 3,408,723 23.33 5.04 87,338 16.23 Nevada 8 496,316 0.47 3.3 3,198,164 18.43 3.95 70,540 11.48 Texas 6 363,460 0.05 3.4 30,065,904 19.57 4.14 71,347 11.18 Totals: 199 16,120,424 100 60,274,401 Weighted Average 15.64 3.92 79,775 15.27 Aggregate: National 334,500,069 8.34 2.14 73,503 13.37 Deposit market share and percent of national franchise are from the FDIC's Summary of Deposit reports and is as of 09/30/2022. All other data is as of 6/30/2023.

Our Objective: A highly-profitable, digital-first bank that leverages data to anticipate financial needs and empower our clients by creating frictionless experiences across all interactions and devices. Our Values: Integrity, Teamwork, Ownership, Service, Simplicity & Discipline Vision 2025 5

Evolution of Our Franchise Thrift Consumer deposits and home loans. Commercial Relationship deposits and diversified lending Digital Focus Leverage data to anticipate financial needs and empower our clients 1917-2007 2007-2018 2025 Vision 6 10 years of investment has put us on glide path to an even stronger balance sheet and deeper client relationships 6

7 WAFD’s Evolution from Thrift to Bank Funding Note: Balances shown as of fiscal year ended September 30. $5,979 $8,577 $10,835 $16,030 2007Y 2012Y 2017Y 2022Y Time Deposits Money Market Savings Checking $ in millions Note: Balances as of fiscal year ending September 30.

(41) (24) (12) (6) (1) 3 15 57 75 Net Promoter Score Approaching Best in Class 8 Our investments in customer service, usability and technology are translating into high customer satisfaction levels Source: Customer Guru WaFdaa Net Promoter Score 1 17 34 48 51 48 44 57 2017 2018 2019 2020 2021 2022 2023 Peer Net Promoter Score 1 1 2023 Financial Services Banking Benchmarks 8

Speed Matters – Website Is the New Storefront 9 wafdbank.com Google page speed scores

Getting Customers to Your Website is Mission Critical 10 0 500 1000 1500 2000 2500 3000 3500 4000 Backlink Referring Domains to WaFd Bank WaFd Bank's online presence and domain authority have been growing significantly year over year. The number of referring domains has seen consistent increase over time – 368% from January 2020 to January 2023.

11 Commitment to ESG & Diversity We believe our enduring franchise comes from core principles focused on helping the neighborhoods we serve and creating long- term value for all stakeholders led by a Board, management and employee base that bring together a diversity of backgrounds Board Composition1 ESG & Diversity Policy Highlights Our Corporate Social and Environmental Responsibility Policy flows from WaFd Bank’s core principles, which are: To provide common- sense banking that helps neighborhoods flourish Adhere to the primary corporate value of integrity Exercise prudent risk management Maintain transparency in its business practices Resolve to create long-term value for all stakeholders 1 2 3 4 5 Community Development Over $203 million dollars invested towards community development lending and affordable housing investments Washington Federal Foundation The Washington Federal Foundation awarded 218 grants to local community organizations totaling $705 million for the fiscal year Volunteerism WaFd employees participated in 8,179 volunteer hours in support of more than 447 organizations and initiatives United Way Matching Campaign WaFd Bank matches employee contributions made to United Way agencies in all eight states. In fiscal year 2022 pledges from colleagues were $402,109. WaFd matched $327,375 for a total of $729,484 1 Based on self-identification 2 As of 9/30/22 Gender Identity Female Male Not Disclosed Directors 2 7 1 Demographic Background African American or Black 2 Hispanic or Latinx 1 Asian 1 White 1 4 Not Disclosed 1

12 5 Year Change by Percentage in Each Geographical Area From June 30, 2018, to June 30, 2023

13 Loan and Deposit Balances by Geographical Area As of June 30, 2023 $ In Millions $ $ $ $ $ $ $ $$ $ $ $$ $$ $

14 Loan Growth – Through Different Interest Rate Environments • Although originations are slowing, they are keeping up with repayments largely through funding previously unfunded commitments. • Mortgage and Consumer loans currently make up 40% of total net loans compared to 74% in 2014 as a result in the origination trend noted at left Loan GrowthNew Loan Originations $ in millions. • Originations overall are reduced due to both rising interest rates and an intentional slowing to temper growth • Commercial loans make up a greater portion of all originations over time, making up 77% of all originations in 2023 compared to 49% in 2014

Non-Performing Assets Near Record Lows 15 We have retained a strong ACL while NPAs have declined since 2010 • ACL at 6/30/2023 amounted to $178.07 million, representing 266% of total NPAs 1 • Non-performing assets $67.0 million as of 6/30/2023 3.22% 2.76% 2.18% 1.63% 1.00% 0.88% 0.48% 0.46% 0.44% 0.27% 0.20% 0.22% 0.21% 0.30% 1.79% 1.85% 1.69% 1.47% 1.36% 1.15% 1.13% 1.12% 1.11% 1.09% 1.29% 1.22% 1.06% 1.02% FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 2023 YTD Non-Performing Assets to Total Assets ACL to Total Loans Non-Performing Assets to Total Assets and ACL to Total Loans 1 For Fiscal Year End 9/30 1 ACL to Total Loans does not include ACL related to unfunded commitments of $26.5 million. 2 Effective October 1, 2020, the Company implemented FASB’s Current Expected Credit Loss (CECL) Standard 2

0.26% 0.44% WAFD Peer Average Strong Credit Quality 16 2.08% 1.21% 0.91% 0.24% (0.19%) (0.06%) (0.14%) (0.10%) (0.03%) (0.02%) 0.09% Net Loan Charge-offs (Recoveries) Average NCOs Per Year – Last 20 Years Source: SNL Financial, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement (1) Strong Credit Quality Characterized by Limited Charge-Offs The Bank experienced nine consecutive years of net recoveries, fiscal 2014 through fiscal 2022, during which net recoveries totaled $74.8 million. Although we have experienced net charge-offs YTD 2023, these have been the result of a two large charge-offs rather than a more widespread issue within the overall portfolio.

Net Loan Portfolio Average Current LTV 17 As of June 30, 2023 $ In Thousands Net Balance % of Loans WTD Avg Current LTV % with Current LTV >75% Avg LTV when above 75% Multifamily 2,845,457$ 16% 45% 5% 78% CRE - Office 793,792 5% 57% 47% 81% CRE - Other 2,396,527 14% 43% 16% 81% CRE Construction - Multifamily 1,042,168 6% 48% 5% 79% CRE Construction - Other 689,351 4% 42% 22% 83% C&I 2,428,825 14% NA SFR 6,231,509 36% 36% 8% 84% SFR Custom Construction 372,824 2% 59% 27% 80% Other 583,735 3% NA 17,384,188$ 100%

Significant Liquidity and High-Quality Securities Portfolio 18 High quality, $3.6 billion cash and investment portfolio with $9.8 billion remaining collateral and lines as a source of additional potential liquidity Cash and Securities Composition Total Cash and Securities: $3.6Bn Cash and Securities / Total Assets: 16% Cash & Securities / Total Assets1 US Govt Backed, 38% Cash, 32% High Quality Bonds, 30% As of 6/30/2023, WAFD maintains over $3.6bn of balance sheet liquidity. • Cash and Securities is 16% of assets • Investment Portfolio targets low credit risk / moderate duration • 70% Cash, US Government-backed Agency Bonds and MBS 2 • Yield on the Investment Portfolio is 4.17% Liquidity is tested quarterly through running various scenarios to determine their affect on available liquidity. Whether minor or extreme, these tests show strong liquidity as a result of deposits and borrowing capacity from reliable collateralized sources. Source: SNL Financial, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement Total Cash and Securities: $3.2Bn Cash and Securities / Total Assets: 16% Sept 30, 2022 June 30, 2023

Investment Portfolio 19 High quality, $2.5 Billion investment portfolio with a duration of 3.6 years. Portfolio is 40% variable rate. HTM Investments Fair Value Gain/Loss WAL Expected Yield Agency MBS 384,311$ (49,861)$ 6.5 2.77% AFS Investments Fair Value Gain/Loss WAL Expected Yield Agency MBS 950,210$ (73,309)$ 4.2 3.33% Agency and Student Loan Bonds 804,343 (11,859) 13.6 5.99% Corporate Bonds 246,632 (18,660) 4.2 4.00% Municpal Bonds 35,048 (521) 12.6 5.19% 2,036,233$ (104,349)$ Hedges Gain/Loss WAL Borrowing Cash Flow Hedges 165,924

Consumer, 16.00% Real Estate and Rental Leasing, 11.50% Public Administration, 9.70% Finance and Insurance, 8.70% Other Services, 7.30% Construction, 6.90% Health Care and Social Assistance, 5.80% Educational Services, 5.60% Professional, Scientific, and Technical Services, 4.90% Retail Trade, 3.90% Manufacturing, 3.80% Food Services, 2.60% Agriculture, Forestry, Fishing, and Hunting, 2.40% Arts, Entertainment, and Recreation, 2.20% Transportation and Warehousing, 1.90% Mining, 1.60% Wholesale Trade, 1.40% Waste Management and Remediation Services, 1.30% Information, 0.90% Utilities, 0.90% Management of Companies and Enterprises, 0.60% % of Deposits by Industry Highly Diversified Deposit Base 20 Top 20 depositors make up 11% of total deposits. 25 % of total deposits are uninsured as of June 30, 2023.

Transaction Accounts $11,257 70% Time Deposits $4,864 30% As of 6/30/2023 21 Deposit Trends Core Deposits = 89.7% of Total Shifting away from time deposits in favor of transaction accounts. Checking accounts now make up 43%. Transaction Accounts $3,449 38% Time Deposits $5,615 62% As of 6/30/2013 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 Transaction Accounts Time Deposits WTD Rate In Millions

Deposit Flows

Overall changes by quarter and balances by type

Customer Deposit Accounts	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	7/31/2023	8/17/2023
Checking - Noninterest Bearing	3,279,841	3,251,603	3,269,773	3,266,734	3,070,895	2,856,165	2,729,888	2,663,384	2,656,024
Checking - Interest Bearing	3,688,822	3,897,185	3,472,402	3,497,795	3,971,814	4,125,554	4,124,463	4,042,389	3,931,748
Savings	1,043,003	1,078,146	1,069,801	1,059,093	1,002,034	943,915	874,256	848,086	838,377
Money Market	4,538,396	4,912,671	4,856,275	4,867,905	4,503,090	3,954,709	3,527,968	3,465,217	3,449,224
CDs	3,351,985	3,251,042	3,297,369	3,338,043	3,412,203	3,980,605	4,863,849	5,051,986	5,086,321
Total	15,902,046	16,390,648	15,965,620	16,029,570	15,960,035	15,860,948	16,120,424	16,071,061	15,961,695
Quarter % Change		3.1%	-2.6%	0.4%	-0.4%	-0.6%	1.6%	-0.3%	-1.0%
Quarter $ Change	(359,934)	488,602	(425,028)	63,950	(69,534)	(99,088)	259,477	(49,363)	(158,730)
Uninsured & Uncollateralized Deposits	7,551,781	7,914,122	7,463,761	4,856,149	4,876,840	4,238,629	4,033,174	3,970,855	4,021,361
% of Total Deposits	47.5%	48.3%	46.7%	30.3%	30.6%	26.7%	25.0%	24.7%	25.2%

- Deposit flows have fluctuated over the prior 2 years with the balance hovering around $16 billion
- Positive Quarterly and YTD deposit net inflows as of 6/30/2023
- Q4: Small net outflows seen to date.
- 75% of deposits are collateralized or insured

*(Balances $ in thousands)

WaFd Bank 22

Borrowings Outstanding & Weighted Rate 23 Borrowings are 80% FHLB and 20% Fed’s Bank Term Funding and are used in part to manage interest rate risk. Current period increase reflects increased use of short-term borrowings to fund loan growth. Rates have increased with market rates. Increase in borrowings for 2020 was from locking in $1 billion of funding at a fixed rate of 66 bps for 10 years. Effective Maturity Schedule Amount $ million Rate Within 1 year: $2,650 5.14% 1 to 3 years: $ 300 2.11% 3 to 5 years: $ - - % 5+ years: $ 800 0.61% 3.93% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Scenarios assume no management actions taken. Flattening/inverted rates with short term up more than long term would result in a larger negative affect. Balanced Interest Rate Risk 24 Interest Rate Risk is well managed and skewed toward the upside in the current environment given asset sensitivity IRR measures as of June 30, 2023: • Net Interest Income (NII) would increase by 3.0% in +200 bps immediate and parallel shock • Net Portfolio Value after +200bps shock is 24% lower ($643mm) and at $2.018 billion would be 9.92% of total assets Change in NPV (%) Net Interest Margin Sensitivity vs. Base Case -50% -40% -30% -20% -10% 0% 10% Base Up 100 Up 200 Up 300 Up 400 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 -0.15% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% Year 1 Year 2 Year 3 Up500 Up400 Up300 Up200 Up100

Cost of Deposits in the Rising Rate Environment 25

AOCI vs our Peers 26 -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% Total Accumulated Other Comprehensive Income as a percent of Equity WAFD BANR ZION WAL COLB

Income Statement Comparison

In thousands

	Three Months Ended,			
	6/30/2023	6/30/2022	$ Change	% Change
INTEREST INCOME				
Loans	$ 232,167	$ 149,113	$ 83,054	56%
Mortgage-backed securities	10,454	8,618	1,836	21%
Investment securities and cash equivalents	29,859	9,417	20,442	217%
	272,480	167,148	105,332	63%
INTEREST EXPENSE				
Customer accounts	70,062	9,284	60,778	655%
FHLB advances and other borrowings	33,718	6,118	27,600	451%
	103,780	15,402	88,378	574%
NET INTEREST INCOME	**168,700**	**151,746**	**16,954**	**11.2%**
Provision (release) for credit losses	9,000	1,500	7,500	
Net interest income after provision(reversal)	**$ 159,700**	**$ 150,246**	**$ 9,454**	**6.3%**

WaFd Bank

27

Income Statement Comparison

In thousands

	Three Months Ended, 6/30/2023	6/30/2022	$ Change	% Change
OTHER INCOME	$ 13,771	$ 17,550	$ (3,779)	-21.5%
OTHER EXPENSE				
Compensation and benefits	50,456	48,073	2,383	5.0%
Occupancy	10,444	10,053	391	3.9%
FDIC insurance	5,350	2,100	3,250	154.8%
Product delivery	5,217	4,667	550	11.8%
Information technology	11,661	11,831	(170)	-1.4%
Other expense	11,571	10,679	892	8.4%
	94,699	87,403	7,296	8.3%
Gain (loss) on REO	722	448	274	61%
Income before income taxes	79,494	80,841	(1,347)	-1.7%
Income taxes	17,719	17,546	173	1.0%
NET INCOME	**$ 61,775**	**$ 63,295**	**$ (1,520)**	**-2.4%**
Dividends on preferred stock	3,656	3,656	0	
Net Income available to common shareholders	**$ 58,119**	**$ 59,639**	**$ (1,520)**	**-2.5%**

Efficiency Ratio of 50.29% for YTD fiscal year 2023 down from 56.13% for the same period of the prior year.
Effective tax rate year to date ended June 2023 is 22.09% compared to 21.31% from the same period ended June 2022

WaFd Bank

28

29 Net Interest Income and Net Interest Margin Net interest income in thousands. 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 Net Interest Income Margin %

30 Net Income and Common Earnings Per Share Annual Quarterly - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Net Income (in thousands) EPS $0 $50,000 $100,000 $150,000 $200,000 $250,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Net Income (in thousands) EPS

Non-Interest Income 31 Diverse sources of Non-Interest Income provide steady growth and balance our revenue profile Non-Interest Income for Quarter-Ended 6/30/2023 Non-Interest Income Over Time ($MM)Non-Interest Income / Total Loan Revenue Other Income includes: • BOLI income • Rental income • Gains on property sales • WAFD Insurance Income • Income on equity method investments Loan Fees 7% Deposit Fees 45% Other Income 48% 11% 9% 11% 16% 12% 10% 6% FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 2023 YTD $4.3 $3.8 $3.9 $7.3 $6.9 $7.2 3.2 $22.6 $25.9 $24.9 $23.7 $24.7 $25.9 $19.2 $23.2 $14.7 $23.3 $24.1 $28.6 $33.2 $16.4 $10.1 $30.7 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 2023 YTD Loan Fees Deposit Fees Other Income Gain on Sale of Investments Gain on Sale of Buildings

32 Non-Interest Expense Over Time Annual and Quarterly - Expenses in thousands Annual Quarterly 62% 61% 59% 59% 57% 59% 59% 52% 50% 47% 52% 52% -5% 5% 15% 25% 35% 45% 55% 65% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Other expense Occupancy Compensation Efficiency Ratio

$11.4 $11.6 $9.8 $10.9 $14.4 $9.5 $13.0 $14.0 $16.4 $15.9 $17.0 $18.5 $19.5 $15.2 $28.9 $34.6 $38.9 $52.9 $42.7 $47.2 $36.8 $29.8 $41.7 $34.6 $47.5 $41.1 $45.9 $36.5 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 2023 YTD FDIC Premiums Product Delivery Information Technology Other Expense 33 Breakout of Other Expense Other Expense includes: • FDIC Premiums • Product Delivery • Information Technology • Miscellaneous ‘Other’ line-item expenses include professional services, marketing and administrative costs. Expenses in millions

34 Capital Ratios WAFD does not seek to maximize leverage. Rather, we aspire to be the bank that can best weather the next storm on the horizon. • Source: SNL Financial, Company Filings 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Sep 2017 Sep 2018 Sep 2019 Sep 2020 Sep 2021 Sep 2022 Jun 2023 TCE+ACL/Tang Assets

Returning Capital to Shareholders Recent Capital Activities • Current cash dividend of $0.25 provides a yield of 3.28% based on the current stock price (8/9) • 1.2 million shares were repurchased fiscal YTD with a weighted price of $26.14 • Since 2013, 48 million shares repurchased which is 45% of total outstanding shares as of 9/30/2012 • 2.6 million shares remain in buyback authorization 35 Common Dividend as a % of Net Income 30.4% 42.9% 27.5% 30.1% 38.3% 38.0% 27.8% 25.0% 2016 2017 2018 2019 2020 2021 2022 2023 YTD Net Income Stock Buyback & Dividends Percent of Income returned to Shareholders 2015 $160,316 $177,791 111% 2016 $164,049 $137,808 84% 2017 $173,532 $172,892 100% 2018 $203,850 $220,246 108% 2019 $210,256 $187,163 89% 2020 $173,438 $178,629 103% 2021 $173,581 $414,527 239% 2022 $221,705 $64,837 29% # of Shares Wtd Price Paid % Outstanding at beginning of the year 2015 5,841,204 $21.70 6% 2016 3,867,563 $22.72 4% 2017 3,137,178 $31.36 3% 2018 4,865,357 $33.74 6% 2019 4,065,352 $30.46 5% 2020 3,339,530 $33.58 4% 2021 10,810,113 $32.25 14% 2022 92,774 $35.14 0.1% Return of Income to Common Shareholders * *Preferred stock issuance proceeds were used to repurchase 8 million shares

As of 6/30/2023: Book Value per Share $32.36 Tangible Book Value per Share $27.58 Price to BV: 0.82 Price to TBV: 1.12 Stock Price & Book Value Per Share 36 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Stock Price Book Value per Share

Managing Capital Text Text Text Tex 37 Perspective through the last Credit Cycle Stock Performance Comparison as of 6/30/2023

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.